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                                           [Logo of Adelphia Business Solutions]












        Adelphia Business Solutions
        Salomon Smith Barney Equity
     Conference -- January 10, 2001
 ...................................
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                                           [Logo of Adelphia Business Solutions]



  Forward Looking Financial Information Disclosure Disclaimer

       The statements in this presentation that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in Adelphia's and Adelphia Business Solution's filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, growth and expansion risks, the availability and cost of capital, government and regulatory policies, the pricing and availability of equipment, materials inventories and programming, product acceptance, the ability to construct, expand and upgrade its cable systems, fiber optic networks and related facilities, reliance on vendors, technological developments and changes in the competitive environment in which we operate. Additional information regarding factors that may affect the business and financial results of Adelphia and Adelphia Business
       Solutions can be found in their most recent Quarterly Reports on Form
       10-Q filed with the Securities Exchange Commission and their respective Form 10-Ks for the year ended December 31, 1999, as well as in the prospectus and most recent prospectus supplement filed under Registration Statement Nos. 333-78027 and 333-11142 (formerly No. 333-88927), under the section entitled "Risk Factors" contained therein. Neither company undertakes to update any forward-looking statements in this press release or with respect to matters described herein.
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                                           [Logo of Adelphia Business Solutions]




Map of the United States showing Adelphia Business Solutions Fixed Wireless Spectrum and the Markets they serve.





                              [MAP APPEARS HERE]





[ ] Fixed Wireless Spectrum
 .  Markets Served
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                                           [Logo of Adelphia Business Solutions]



                     Overall Combined Quarterly Annualized
                             Financial Performance


     [Graph of Overall Combined Quarterly Annualized Financial Performance
                           Revenue and EBITDA only]



Includes non consolidated joint venture operations          Dec 2000 through Dec 2001 represent Company estimates

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                                           [Logo of Adelphia Business Solutions]


                         Class of 1996 (14 Markets)

                   Overall Quarterly Annualized Performance*


                            [Graph of Class of 1996
                   Overall Quarterly Annualized Performance
                           Revenue and EBITDA only]


             Illustrative Market Quarterly Annualized Performance*



                            [Graph of Class of 1996
             Illustrative Market Quarterly Annualized Performance
                           Revenue and EBITDA only]




*Before Allocation of Corporate Overhead    Dec00 - Dec01 represent Company estimates

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                                           [Logo of Adelphia Business Solutions]




                       Class of 1997/1998 (8 Markets)

                   Overall Quarterly Annualized Performance*


                         [Graph of Class of 1997/1998
                   Overall Quarterly Annualized Performance
                           Revenue and EBITDA only]


     Illustrative Market Quarterly Annualized Performance*


                         [Graph of Class of 1997/1998
             Illustrative Market Quarterly Annualized Performance
                              Revenue and EBITDA]

*Before Allcoation of Corporate Overhead   Dec00 - Dec01 represent Company estimates

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                                           [Logo of Adelphia Business Solutions]




                          Class of 1999 (30 Markets)


                   Overall Quarterly Annualized Performance*

                            [Graph of Class of 1999
                   Overall Quarterly Annualized Performance
                           Revenue and EBITDA only]


             Illustrative Market Quarterly Annualized Performance*



                            [Graph of Class of 1999
             Illustrative Market Quarterly Annualized Performance
                            Revenue and EBITDA only

* Before Allocation of Corporate Overhead       Dec00 - Dec01 represent Company estimates

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                                          [Logo of Adelphia Business Solutions]



                          Class of 2000 (26 Markets)


                   Overall Quarterly Annualized Performance*


                            [Graph of Class of 2000
                   Overall Quarterly Annualized Performance
                           Revenue and EBITDA only]





             Illustrative Market Quarterly Annualized Performance*


                            [Graph of Class of 2000
             Illustrative Market Quarterly Annualized Performance
                           Revenue and EBITDA only]


* Before Allocation of Corporate Overhead  Dec00 - Dec01 represent Company estimates